UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2002
Date of Report (Date of earliest event reported)

Commission File Number 000-31529

ADVANCED SWITCHING COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	54-1865834
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

8330 Boone Boulevard
Vienna, Virginia 22182
(703) 448-5540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (703) 448-5540

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Item 5. Other Events.

On February 5, 2002, Advanced Switching Communications, Inc. (the "Company") announced that its board of directors has approved a plan of complete liquidation and dissolution, subject to stockholder approval. The press release issued by the Company, dated February 5, 2002, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release dated February 5, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED SWITCHING COMMUNICATIONS, INC.

Dated: February 5, 2002

By:___/s/ Harry J. D'Andrea___

Harry J. D'Andrea
Chief Financial Officer

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Exhibit 99.1

Advanced Switching Communications, Inc. Announces Plan of Liquidation

Vienna, VA - 02/05/2002 - Advanced Switching Communications, Inc. (Nasdaq:ASCX) announced today that its Board of Directors has adopted a plan of complete liquidation and dissolution, which will be submitted to the Company's stockholders for approval. Subject to approval of the plan by holders of a majority of the Company's outstanding shares, the Company plans to sell its assets, including inventory, property and equipment and intellectual property, discharge its liabilities, and distribute the net proceeds to its stockholders.

Pending final stockholder action, the Company has begun making preparations for the orderly wind down of its operations, including headcount reductions, securing continuing support for its existing customers, seeking purchasers for the sale of its intellectual property and other tangible and intangible assets, considering pursuit of potential third-party claims and providing for its outstanding and potential liabilities.

The Company intends to hold a special meeting of stockholders as soon as practicable to approve the plan of liquidation and dissolution. A proxy statement describing the plan will be mailed to stockholders prior to the meeting. Stockholders are strongly advised to read the proxy statement when it becomes available, because it will contain important information. The proxy statement will be filed by the Company with the Securities and Exchange Commission (SEC). Investors may obtain a free copy of the proxy statement (when available) and other documents filed by Advanced Switching Communications, Inc. at the SEC's web site at http://www.sec.gov. The proxy statement and related materials may also be obtained for free by directing such requests to Advanced Switching Communications, Inc., 8330 Boone Boulevard, Vienna, 22182, Attention: Investor Relations.

In reaching its decision that the liquidation and dissolution of the Company would be in the best interests of the stockholders, the Board of Directors considered a number of factors, including the Company's recent financial performance, prevailing economic and industry conditions and unsuccessful efforts to sell or merge the Company.

Except for any historical information, the matters discussed in this press release contain forward-looking statements that reflect the company's current views regarding future events. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ, possibly materially, from those projected in the forward-looking statements. Those risks and uncertainties include, but are not limited to economic, key employee, vendor, competitive and technological factors affecting the company's growth, operations, markets, products, services and other factors. Some, but not all, of these risks and uncertainties are discussed in detail in the company's filings with the Securities and Exchange Commission, particularly the "Risk Factors" section of our amended 10-Q filed on December 7, 2001.

Media Inquiries
Contact: Media Inquiries
(703) 288-8135
media@asc.com

Investor Inquiries
Contact: Investor Relations
(703) 448-5540
investor@asc.com